EXHIBIT 32.1

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, Oleg Khaykin, the Chief Executive Officer of International Rectifier Corporation (the “Company”), pursuant to 18 U.S.C. §1350, hereby certifies that:

(i)
the Annual Report on Form 10-K of the Company for the fiscal year ended June 26, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 22, 2011

/s/ Oleg Khaykin Oleg Khaykin Chief Executive Officer (Principal Executive Officer)